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                             GT GLOBAL THEME FUNDS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                SUPPLANTING SUPPLEMENT DATED SEPTEMBER 10, 1997

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In  addition to the eligibility  requirements listed under "Alternative Purchase
Plan -- Advisor Class Shares," Advisor Class shares of GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Health Care Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund ("Telecommunications Fund") are offered through a separate prospectus to GT Global New Dimension Fund.

THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES" WITH RESPECT TO EACH FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

WITH RESPECT TO EACH FUND, SALES CHARGE WAIVERS (VII) AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Class B shares of a Fund may not be purchased for a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Accounts ("SIMPLE IRAs") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. Class B shares of a Fund may still be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares of a Fund may still be purchased for all SIMPLE IRAs.

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION  UNDER
"MANAGEMENT"    WITH   RESPECT   TO    GLOBAL   INFRASTRUCTURE   PORTFOLIO   AND
TELECOMMUNICATIONS FUND:

Brian T. Nelson is the Portfolio Manager for Global Infrastructure Portfolio. Mr. Nelson joined Chancellor LGT Asset Management, Inc. (the "Manager") as a Senior Equity Research Analyst in April 1995. From 1988 to 1995, Mr. Nelson was an Equity Research Analyst and eventually a Co-Portfolio Manager with the Franklin/Templeton Funds.

Michael J. Mahoney is the Portfolio Manager for Telecommunications Fund. Mr. Mahoney has been a Portfolio Manager of the Fund since 1993, and was an Investment Analyst for the Manager from 1991 to 1993.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Nelson was an employee only of Chancellor Capital.

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